UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2016

Alliqua BioMedical, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36278	58-2349413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1010 Stony Hill Road Suite 200 Yardley, PA 19067	19047
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 702-8550

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On October 5, 2016, Alliqua BioMedical, Inc. (the “Company”), entered into a Contribution Agreement and Plan of Merger (the “Contribution and Merger Agreement”) with Alliqua Holdings, Inc. (“Parent”), a wholly owned subsidiary of the Company, Chesapeake Merger Corp., a wholly owned subsidiary of Parent (“Merger Sub”), and Soluble Systems, LLC (“Soluble”), pursuant to which, among other things, the Company will reorganize into a new holding company by merging Merger Sub with and into the Company, with the Company continuing as the surviving corporation on the terms and conditions set forth in the Contribution and Merger Agreement (the “Merger”). As a result of the Merger, the Company will become a wholly owned subsidiary of Parent. Immediately following the effective time of the Merger, Soluble will contribute substantially all of its assets to Parent, and Parent will assume or payoff certain liabilities of Soluble (the “Contribution” and together with the Merger, the “Transactions”), in exchange for the Contribution Consideration (as defined below).

As a result of the Merger, at the effective time of the Merger: (i) each outstanding share of the Company’s common stock, par value $0.001 per share, will automatically be converted into one share of Parent’s common stock, par value $0.001 per share (“Parent Common Stock”); (ii) each outstanding option, restricted share, and restricted or phantom stock units of the Company will continue to vest or accelerate and will automatically be converted from a right to acquire the Company’s common stock to a right to acquire Parent Common Stock on the same terms; (iii) each outstanding warrant to acquire Company’s common stock will be cancelled and converted into a right to acquire Parent Common Stock on the same terms; (iv) the directors and officers of the Company immediately prior to the Merger will become the directors and officers of Parent, with Soluble having the right to appoint one additional director to Parent’s board of directors; and (v) the Company will make all necessary filings with the NASDAQ Stock Market LLC to substitute the listing of the Company’s common stock on the NASDAQ Capital Market with the listing of Parent Common Stock.

As a result of the Contribution, Soluble will receive the following consideration: (i) shares of Parent Common Stock, based on a per share price equal to $0.89, representing the trailing forty-five trading day volume weighted average price of the Company’s common stock as of the second trading day immediately prior to the date of the Contribution and Merger Agreement, with an initial aggregate value of $35,000,000, minus the value of certain indebtedness of Soluble that will be paid off or assumed by Parent at closing and subject to certain adjustments and escrow holdbacks pursuant to the terms of the Contribution and Merger Agreement (the “Equity Consideration”), (ii) warrants to purchase 4 million shares of Parent Common Stock, with an exercise price of $1.068 per share (the “Warrant Consideration”) and (iii) credit for a portion of the payments made at closing by the Company to SWK Funding, LLC and Skin and Wound Allograft Institute, LLC, which has been allocated to the Company and will not be considered an adjustment to the Equity Consideration (the “Other Consideration” and together with the Equity Consideration and Warrant Consideration, the “Contribution Consideration”). At the closing of the Transactions, the value of the Equity Consideration will be reduced by, among other things, the amount of (i) all unpaid transaction expenses of Soluble, (ii) $150,000 of transaction expenses of the Company and (iii) $3,500,000 in shares of Parent Common Stock to be deposited and held in escrow in order to secure certain post-closing adjustments to the Equity Consideration and certain indemnification obligations of Soluble for 12 months after the closing date.

In connection with the Transactions contemplated by the Contribution and Merger Agreement, the Company also provided Soluble with a bridge loan of $1,000,000 (the “Bridge Loan”) pursuant to the terms of that certain amended and restated subordinated promissory note, dated as of October 5, 2016. Pursuant to the terms of the Contribution and Merger Agreement, any outstanding amounts payable under the Bridge Loan will be deducted from the Equity Consideration at closing or repaid in full upon a termination of the Contribution and Merger Agreement.

The Contribution and Merger Agreement contains representations and warranties, closing deliverables and indemnification provisions customary for a transaction of this nature. The closing of the Transactions is conditioned upon, among other things, (i) the Company securing a financing for gross proceeds (inclusive of any indebtedness under the parties’ credit agreements that is assumed, restructured or refinanced) of at least $45 million, (ii) the Parent Common Stock being approved for listing on the NASDAQ Capital Market, (iii) the effectiveness of a Registration Statement on Form S-4 registering the shares of Parent Common Stock to be issued in the Merger, (iv) the receipt of all required third party consents and government approvals and (v) the approval of the Company’s stockholders for (A) the issuance of shares of Parent Common Stock to Soluble pursuant to the terms of the Contribution and Merger Agreement and (B) an increase in the Company’s authorized shares of common stock.

The Contribution and Merger Agreement does not permit Soluble and its representatives to solicit or discuss with other third parties a potential acquisition of Soluble or any investments in Soluble.

The Contribution and Merger Agreement also contains customary termination provisions for the parties, including if the Contribution and Merger Agreement is terminated by the Company or Soluble for the Company’s failure to obtain the required approval of the Company’s stockholders. The Contribution and Merger Agreement may be terminated by either party if the transactions contemplated therein are not completed by January 31, 2017; provided, that the Company may extend that date to February 28, 2017 and thereafter to March 31, 2017 in accordance with the terms specified therein, only if: (i) the Company has been unable to obtain the required financing or there are delays to the closing resulting from SEC comments to the S-4 registration statement, and (ii) the Company or Parent provides Soluble with a $350,000 loan for each one-month extension from January 31, 2017 ( “Extension Loan”), with any such Extension Loan being deducted from the Equity Consideration at closing or repaid in full upon a termination of the Contribution and Merger Agreement.

The foregoing description of the Contribution and Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Contribution and Merger Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Contribution and Merger Agreement and the foregoing description of the Contribution and Merger Agreement have been included to provide investors and security holders with information regarding the terms of those agreements and are not intended to provide any other factual information about Soluble, the Company or their respective subsidiaries or affiliates. The representations and warranties contained in the Contribution and Merger Agreement were made only for purposes of those agreements and as of specific dates, were solely for the benefit of the parties to those agreements, may be subject to a contractual standard of materiality different from what might be viewed as material to security holders, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by the parties to each other. Investors are not third-party beneficiaries under the Contribution and Merger Agreement and should not rely on the representations and warranties contained in the Contribution and Merger Agreement as characterizations of the actual state of facts or condition of Soluble, the Company or any of their respective subsidiaries, affiliates or businesses.

Item 3.02	Sale of Unregistered Securities.

The information set forth in Item 1.01 is hereby incorporated by reference in this Item 3.02.  Exemption from registration under the Securities Act of 1933 for the sale of the Equity Consideration and the Warrant Consideration to Soluble is based on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).  Soluble is an “accredited investor” as such term is defined in Regulation D as promulgated under the Securities Act.

Item 7.01	Regulation FD Disclosure.

On October 5, 2016, the Company announced that it had entered into the Contribution and Merger Agreement. On October 6, 2016, the Company will provide an investor presentation relating to the proposed Transactions. A copy of the investor presentation is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

In accordance with General Instruction B.2. of Form 8-K, the information included in this Current Report on Form 8-K pursuant to this Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On October 5, 2016, the Company issued a press release announcing the Transactions contemplated by the Contribution and Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.2, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
2.1	Contribution Agreement and Plan of Merger, dated October 5, 2016, by and among Alliqua BioMedical, Inc., Alliqua Holdings, Inc., Chesapeake Merger Corp., and Soluble Systems, LLC*
99.1	Investor presentation dated October 6, 2016.
99.2	Press Release dated October 5, 2016.

* Certain exhibits and schedules have been omitted and the Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted exhibits or schedules upon request.

Cautionary Statement Regarding Forward-Looking Statements

This document contains or may contain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “can,” “expects,” “believes,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” “is confident that” and “seeks” or the negative of such terms or other variations on such terms or comparable terminology. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the transactions among the Company, Parent, Merger Sub and Soluble, including the Company’s and Parent’s future financial and operating results, plans, objectives, expectations and intentions, the expected timing of completion of the transactions and other statements that are not historical facts. These forward-looking statements are based upon the current beliefs and expectations of management and are subject to significant risks and uncertainties that could cause actual outcomes and results to differ materially. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, without limitation: no assurance when or if the transactions will be completed; any delays in completing the transactions may substantially reduce the expected benefits of the transactions; the Company is expected to incur substantial expenses related to the transactions and the integration of Soluble’s business; the issuance of new common stock could decrease the market price of currently outstanding common stock; the current ownership of the Company will be diluted as part of the transactions; following the transactions, Soluble will be a significant stockholder of Parent; failure to complete the transactions could negatively affect the Company’s common stock; successful integration of Soluble’s business is not assured; Parent will be incurring substantial additional indebtedness in connection with the transactions; and other economic, business and other factors. Those factors and the other risk factors described in the Company’s annual and quarterly reports as filed with the SEC are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. Consequently, our actual results could be materially different from the results described or anticipated by our forward-looking statements due to the inherent uncertainty of estimates, forecasts and projections and may be better or worse than anticipated. Given these uncertainties, you should not rely on forward-looking statements. Forward-looking statements represent our estimates and assumptions only as of the date that they were made. We expressly disclaim any duty to provide updates to forward-looking statements, and the estimates and assumptions associated with them, after the date of this document, in order to reflect changes in circumstances or expectations or the occurrence of unanticipated events, except to the extent required by applicable securities laws. The foregoing cautionary statements apply to all of our forward-looking statements contained in this document.

Additional Information and Where to Find It

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed Transactions, Parent plans to file with the SEC a registration statement on Form S-4, which will include a proxy statement/prospectus of the Company. After the registration statement is declared effective by the SEC, the Company will file with the SEC and deliver to its stockholders a definitive proxy statement/prospectus. INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTIONS WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Investors may obtain (when available) copies of all documents filed with the SEC regarding the Transactions, free of charge, at the SEC’s website (www.sec.gov) or from the Company at www.alliqua.com.

Participants in the Solicitation

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the special meeting of stockholders that will be held to consider the proposed Transactions. Information about the Company’s directors and officers and their ownership of the Company’s common stock is set forth in the definitive proxy statement for the Company’s Annual Meeting of stockholders, which was filed with the SEC on March 25, 2016. Additional information will be available in the definitive proxy statement/prospectus and other relevant documents regarding the proposed Transactions, when filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIQUA BIOMEDICAL, INC.

Dated: October 5, 2016	By:	/s/ Brian Posner
Name: Brian Posner Title: Chief Financial Officer